UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2003 (April 21, 2003)

ICT GROUP, INC.

(Exact name of registrant specified in Charter)

Pennsylvania	0-20807	23-2458937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Brandywine Boulevard Newtown, PA	18940
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (267) 685-5000

Not Applicable

(Former name and former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Exhibit Title
99	Press Release by the Registrant, dated April 21, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Item 9. Regulation FD Disclosure.

On April 21, 2003, the Registrant issued a press release announcing the Registrant’s increase in its accrual for its pending West Virginia class action litigation which will be reflected in the Registrant’s financial results for the quarter ended March 31, 2003. The increase is a result of an order entered by the court on April 16, 2003. The Registrant is furnishing the press release as Exhibit 99 to this Current Report on Form 8-K.

The information set forth under this “Item 9. Regulation FD Disclosure” is furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. Such information (including the exhibit) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 23, 2003

		By:	/s/ JOHN J. BRENNAN
		Name:	John J. Brennan
		Title:	President and Chief Executive Officer